Exhibit 10.8

MASTER REORGANIZATION AGREEMENT BY AND AMONG

X-ENERGY REACTOR COMPANY, LLC, X-ENERGY, INC.,

AND THE OTHER PARTIES HERETO

April 23, 2026

TABLE OF CONTENTS

Section 5.8	Severability	17
Section 5.9	Waivers and Amendments	17
Section 5.10	Entire Agreement; Survival	17

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MASTER REORGANIZATION AGREEMENT

This MASTER REORGANIZATION AGREEMENT (this “Agreement”) is entered into on this 23rd day of April, 2026, by and among each of the following entities (each, a “Party,” and collectively, the “Parties”): (i) X-Energy Reactor Company, LLC, a Delaware limited liability company (“XERC”), (ii) X-Energy, Inc., a Delaware corporation (“PubCo”), (iii) each of the entities listed on the signature pages hereto under the heading “Blockers” (collectively, the “Blockers”), (iv) X-Energy Management, LLC, a Delaware limited liability company (“Management Holdings”) and (v) each of the individuals and entities listed on the signature pages hereto under the heading “Other Investors” (the “Other Investors” and, together with the Blockers and Management Holdings, each an “Investor” and, together, the “Investors”).

RECITALS

WHEREAS, in connection with the proposed initial public offering of PubCo (the “Initial Public Offering”), the Parties desire to effect an organizational restructuring of certain of their Affiliates and direct and indirect subsidiaries (including certain Affiliates and/or subsidiaries to be formed as part of such organizational restructuring) through a series of sequential transactions as more fully set forth in this Agreement (such transactions together, the “Restructuring”);

WHEREAS, in connection with and prior to the Restructuring, (i) certain Investors exercised and converted warrants issued by XERC into Common Units and (ii) GWN Holdings, LLC elected for its warrant issued by XERC to remain outstanding;

WHEREAS, the Parties wish to facilitate an Initial Public Offering of PubCo using an “Up- C” structure that entails, among other things, offering shares of Class A Common Stock, par value $0.0001 per share, of PubCo (“Class A Common Stock”) to the public, pursuant to, and as more fully described in, a registration statement on Form S-1 (No. 333-294508) (including the prospectus included therein and the exhibits thereto) filed by PubCo with the U.S. Securities and Exchange Commission, as amended from time to time (the “Registration Statement”); and

WHEREAS, in connection with the Initial Public Offering, the Parties desire to effect the Restructuring and other transactions set forth in this Agreement, which will occur on the terms and in the sequence set forth herein.

NOW, THEREFORE, the Parties agree as follows:

AGREEMENT ARTICLE I

DEFINITIONS AND CONSTRUCTION

Section 1.1 Definitions.

“A&R Charter of PubCo” means the Amended and Restated Certificate of Incorporation of X-Energy, Inc. substantially in the form attached hereto as Exhibit A.

“Affiliate” with respect to a specified Person means each other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified. The term “control” (including with correlative meanings, “controlled by” and “under common control with”) means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities or by contract or other agreement or otherwise) of a Person. With respect to each Investor, each of the following shall be deemed an “Affiliate”: (a) a trust, family limited partnership or similar estate planning vehicle, under which the distribution of Units may be made only to beneficiaries who are such Investor’s, such Investor’s current or former spouse, siblings, parents, or spouse’s or former spouse’s parents or siblings or lineal descendants (whether natural or adopted) of the Investor, such Investor’s current or former spouse, siblings, parents or current or former spouse’s parents or siblings and any charitable foundation of such Investor; (b) a charitable remainder trust, the income of which shall be paid to such Investor during such Investor’s life; and (c) such Investor’s current or former spouse, siblings, parents, or current or former spouse’s parents or siblings or lineal descendants (whether natural or adopted) of the Investor, such Investor’s current or former spouse, siblings, parents or current or former spouse’s siblings or parents and any charitable foundation of such Investor.

“Business Day” means any day (except Saturday or Sunday) on which commercial banks located in New York, New York are generally open for business.

“Blocker Investors” means, collectively, the entities set forth under the heading “Blocker Investors” on Schedule 1 hereto.

“Class A Common Stock of PubCo” has the meaning set forth in the Recitals.

“Class B Common Stock of PubCo” has the meaning set forth in the A&R Charter of PubCo.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Units” means “Units” (as defined in that certain Eighth A&R LLCA of XERC). “Continuing Equity Owners” means, collectively, the Investors set forth under the heading

“Continuing Equity Owner” on Schedule 1 hereto.

“DGCL” means the General Corporation Law of the State of Delaware, as amended from time to time.

“DLLCA” means the Delaware Limited Liability Company Act (6 Del. C. § 18-101 et seq.), as amended from time to time.

“Effectiveness” means the “Applicable Time” specified in the Underwriting Agreement. “Eighth A&R LLCA of XERC” means that certain Eighth Amended and Restated Limited

Liability Company Agreement of XERC.

“Exchange Act Effective Time” means the effective date and time of the registration on Form 8-A of the Class A Common Stock of PubCo pursuant to the Securities Exchange Act of

1934, as amended.

“Final Prospectus” means the final prospectus filed by PubCo with the U.S. Securities and Exchange Commission pursuant to Rule 424 under the Securities Act of 1933.

“Former Equity Owners” means, collectively, all Investors other than the Blocker Investors, Management Holdings and the Continuing Equity Owners.

“Governmental Authority” means the United States of America and any foreign country, any state, commonwealth, territory or possession thereof and any political subdivision or quasi- governmental authority of any of the same, including any court, tribunal, department, commission, board, bureau, agency, county, municipality, province, parish or other instrumentality of any of the foregoing.

“Law” means any applicable federal, state, provincial, municipal, local or foreign statute, law, treaty, ordinance, regulation, rule, code, order or rule of common law.

“Legal Proceeding” means any action, arbitration, audit, claim, cause of action, demand, hearing, investigation, litigation, mediation, proceeding suit (whether civil, criminal, administrative, investigative, or informal, public or private, and whether in law or in equity) or Order commenced, brought, heard or conducted by or before, or otherwise involving, any Governmental Authority (whether or not any Governmental Authority is a party to such Legal Proceeding).

“Lock-Up Period” means the period established pursuant to a lock-up agreement entered into among the Investors and the Underwriters.

“Management Holdings LLCA” means that certain Limited Liability Company Agreement of Management Holdings.

“Order” means any order, award, decision, injunction, judgment, ruling, writ, decree, determination, settlement, stipulation or verdict entered, issued, made or rendered by, or entered into with, any Governmental Authority.

“Person” means an individual or any corporation, partnership, limited liability company, trust, unincorporated organization, association, joint venture or any other organization or entity, whether or not a legal entity.

“Profits Interests” means the Class B Common Units (as defined in the Management Holdings LLCA).

“Profits Interests Holder” means the holders of Profits Interests.

“Recapitalization Effective Time” means immediately following the Effectiveness and prior to the Blocker Merger.

“Seventh A&R LLCA of XERC” means that certain Seventh Amended and Restated Limited Liability Company Agreement of XERC.

“Underwriters” means the underwriters named in the Registration Statement. “Underwriters’ Option” means the option, at the election of the Underwriters, to purchase additional shares of Class A Common Stock pursuant to the Underwriting Agreement.

“Underwriting Agreement” means the underwriting agreement to be entered into by PubCo with the Representatives (as defined in the Underwriting Agreement) in connection with the Initial Public Offering and pursuant to which PubCo shall agree to issue and sell (a) a certain number of shares of Class A Common Stock to the Underwriters at the price set forth in the Underwriting Agreement plus, (b) at the election of the Underwriters, up to a certain number of additional shares of Class A Common Stock pursuant to the Underwriters’ Option.

“Tax” means any U.S. federal, state, local or non-U.S. taxes, levies, fees, imposts, assessments, duties and charges of whatever kind in the nature of a tax (including any interest, penalties, or additions attributable thereto, imposed in connection therewith or imposed with respect thereto), including, without limitation, taxes imposed on, or measured by, net or gross income, alternative minimum, accumulated earnings, personal holding company, franchise, capital stock, net worth, capital gains, profits, windfall profits, gross receipts, value added, sales, use, environmental, excise, custom, transfer, registration, stamp, real property, personal property, ad valorem, payroll, and withholding.

“Tax Return” means any return, report, declaration, form, claim for refund or information return or statement, including any schedule or related or supporting information, filed or required to be filed in connection with the determination, assessment or collection of any Tax, including any attachment, amendment, or supplement thereto.

“TRA Parties” means, collectively, IBX Opportunity GP, Inc.; X-energy Holdings, LLC; GM Enterprises, LLC; Ares X-Energy Holdings LP; Ares X-Energy Co-Invest LP; ACIP Investments Pooling LLC - Series 31; Jane Street Global Trading, LLC; and 1001094431 Ontario Limited.

“Treasury Regulations” means the United States Treasury regulations promulgated under the Code.

“Units” has the meaning given to such term in the Seventh A&R LLCA of XERC.

Section 1.2 Other Definitions. Each of the following terms is defined in the Section set forth opposite such term:

Agreement.........................................................Preamble

Blocker Equity Interests....................................Section 2.3(e)(i)

Blocker Investors..............................................Section 1.1

Blocker Merger.................................................Section 2.3(b)

Blocker Merger Effective Time........................Section 2.3(d)

Blocker Merger Surviving Company................Section 2.3(b)

Blockers.............................................................Preamble

Certificate of Merger.........................................Section 2.3(b)

Chosen Courts ...................................................Section 5.5

Class A Common Stock.....................................Recital

Class B Common Stock Subscription.................Section 2.5(c)(ii)

Continuing Equity Owner Contributions............Section 2.5(c)(i)

Former Equity Owner Contributions..................Section 2.5(a)(i)

Former Equity Owners.......................................Section 1.1

Governmental Authority.....................................Section 1.1

Initial Public Offering ........................................Recital

Intended Tax Treatment......................................Section 5.1(a)

Investor...............................................................Preamble

IPO Closing........................................................Section 2.2

IPO Proceeds......................................................Section 2.6

Management Holdings.......................................Preamble

Management Holdings Common Units.............Section 2.1(b)(i)

Management Holdings Contribution.................Section 2.5(b)(i)

Management Holdings Liquidation...................Section 2.8

Management Holdings Recapitalization...........Section 2.1(b)(i)

Other Investors..................................................Preamble

Party..................................................................Preamble

PubCo................................................................Preamble

Registration Statement......................................Recital

Restructuring.....................................................Recital

Transfer Taxes...................................................Section 5.2

Up-C..................................................................Recital

Use of Proceeds.................................................Section 2.7(a)

XERC................................................................Preamble

XERC Recapitalization....................................Section 2.1(a)(i)

Section 1.3 Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and will not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole, including, without limitation, all Exhibits attached hereto, and not to any particular provision of this Agreement. All references in this Agreement to Articles, Sections, Exhibits and Schedules will, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement and the Exhibits and Schedules attached hereto, and all such Exhibits and Schedules attached hereto are hereby incorporated in this Agreement and made a part of this Agreement for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, will include all other genders, and the singular will include the plural and vice versa. The use in this Agreement of the word “including” following any general statement, term or matter will not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation,” “but not limited to,” or words of similar import) is used with reference thereto, but rather will be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

ARTICLE II

RESTRUCTURING ACTIONS AND RELATED MATTERS

The transactions described in this Article II shall occur in the order specified in this Agreement, and shall occur following and on the same Business Day as the Effectiveness, but prior to the Exchange Act Effective Time.

Section 2.1 Recapitalization.

(a) XERC Recapitalization.

(i) Following and on the same Business Day as the Effectiveness, but prior to the Exchange Act Effective Time, all of XERC’s outstanding Units are hereby converted, effective as of the Recapitalization Effective Time, into the number of Common Units set forth opposite the name of such Investor under the heading “Common Units held following XERC Recapitalization” on Schedule 1, and such Common Units are hereby issued and outstanding as of the Recapitalization Effective Time and the holders of such Common Units shall continue as Members of XERC (the “XERC Recapitalization”). The number of Common Units to be received by each Investor will be in accordance with Schedule 1, which determination will be consistent with Section 11.2(c) of the Seventh A&R LLCA of XERC.

(ii) This Section 2.1(a) shall be treated as an amendment to Seventh A&R LLCA of XERC and as part of the Seventh A&R LLCA of XERC as described in Section 761(c) of the Code and Treasury Regulations Sections 1.761-1(c) and 1.704-1(b)(2)(ii)(h).

(iii) The Parties (i) intend the XERC Recapitalization to be treated as a partnership recapitalization in accordance with Revenue Ruling 84-52 and Section 721(a) of the Code and (ii) shall not take, and shall not permit any of their respective Affiliates to take, any position (whether in a tax return or financial statement, before any Governmental Authority, in any judicial proceeding or otherwise) that is inconsistent with such tax treatment, except as required by applicable Law.

(b) Management Holdings Recapitalization.

(i) Following and on the same Business Day as the Effectiveness, but prior to the Exchange Act Effective Time, concurrently with the XERC Recapitalization, all of the Profits Interests, effective as of the Recapitalization Effective Time, are hereby converted into a number of common units of Management Holdings (the “Management Holdings Common Units”) in an aggregate amount equal to the number of Common Units held by Management Holdings immediately following the XERC Recapitalization and allocated to each Profits Interests Holder in accordance with the allocations determined by the Board of Directors of XERC (the “Management Holdings Recapitalization”). Each Management Holdings Common Units held by any Profits Interests Holder will have the same provisions with respect to vesting, forfeiture and/or transfer restrictions that applied to the Profits Interests held by such Profits Interests Holder immediately prior to the Management Holdings Recapitalization.

(ii) This Section 2.1(b) shall be treated as an amendment to the Management Holdings LLCA and as part of the Management Holdings LLCA as described in Section 761(c) of the Code and Treasury Regulations Sections 1.761-1(c) and 1.704-1(b)(2)(ii)(h).

(iii) The parties hereto (i) intend the Management Holdings Recapitalization to be treated as a partnership recapitalization in accordance with Revenue Ruling 84-52 and Section 721(a) of the Code and (ii) shall not take, and shall not permit any of their respective Affiliates to take, any position (whether in a tax return or financial statement, before any Governmental Authority, in any judicial proceeding or otherwise) that is inconsistent with such tax treatment.

Section 2.2 Amended and Restated Certificate of Incorporation and Bylaws of PubCo. Effective as of the Blocker Merger Effective Time (as defined below), (a) the Certificate of Incorporation of PubCo shall be, and hereby is, amended and restated in the form of the Amended and Restated Certificate of Incorporation of PubCo attached hereto as Exhibit A, which shall be filed with the Delaware Secretary of State prior to the Recapitalization Effective Time as an exhibit to the Certificate of Merger (as defined below), and (b) PubCo shall adopt the Amended and Restated Bylaws of PubCo attached hereto as Exhibit B.

Section 2.3 Blocker Merger.

(a) Immediately following the XERC Recapitalization, each Blocker, Blocker Investors and PubCo shall take all of the actions and consummate the transactions set forth in this Section 2.3 that are applicable to such Person, and each Party agrees that the Blocker Merger shall be deemed to have been taken for all purposes in the same order in which they are described in this Section 2.3 immediately following the consummation of the XERC Recapitalization.

(b) Pursuant to the Certificate of Merger in the form attached hereto as Exhibit C (the Certificate of Merger”), which will be filed with the Delaware Secretary of State prior to the Recapitalization Effective Time and effective as of the Blocker Merger Effective Time (as defined below), and in accordance with the DGCL and the DLLCA, as applicable, and the provisions of this Agreement, each Blocker will merge with and into PubCo, with PubCo being the surviving company (the “Blocker Merger Surviving Company”) of each of such merger (collectively, the “Blocker Merger”) and shall continue its corporate existence under the laws of the State of Delaware.

(c) The name of the Blocker Merger Surviving Company shall be X-Energy, Inc. The Blocker Merger shall have the effects set forth in the DGCL, including Sections 259 and 264 of the DGCL, and Section 18-209 of the DLLCA, and the Blocker Merger Surviving Company shall possess all the rights, privileges, immunities, powers and franchises of each Blocker, and shall by operation of law become liable for all the debts, liabilities, obligations and duties of each Blocker to the same extent as if said debts, liabilities, obligations and duties had been incurred or contracted by PubCo, as provided in the DGCL and the DLLCA, as applicable.

(d) The Blocker Merger shall become effective at the time designated in the Certificate of Merger, which shall be on the same Business Day as the Effectiveness and following the XERC Recapitalization, but prior to the Exchange Act Effective Time (the “Blocker Merger

Effective Time”).

(e) Blocker Merger Effect on Capital Stock and Interests. At the Blocker Merger Effective Time and pursuant to the Blocker Merger:

(i) All of the limited liability company interests, shares or other equity interests, as applicable, of each Blocker (collectively, the “Blocker Equity Interests”) outstanding immediately prior to the Blocker Merger Effective Time shall, by virtue of the Blocker Merger and without any action on the part of any Party, be cancelled and, for each Blocker Investor, automatically converted into and thereafter represent the right to receive the number of validly issued, fully paid and non-assessable shares of Class A Common Stock of PubCo set forth next to such Blocker Investor’s name under the heading “Class A Common Stock of PubCo” on Schedule 1, which amount for the Blocker Investors of each Blocker shall, in the aggregate, be equal to the number of Common Units held by such Blocker immediately prior to the Blocker Merger.

(ii) PubCo shall be admitted as a substitute member of XERC with respect to any Common Units transferred to PubCo pursuant to the Blocker Merger.

(iii) The one share of PubCo’s common outstanding immediately prior to the Blocker Merger Effective Time shall, by virtue of the Blocker Merger and without any action on the part of any Party, be cancelled.

(f) This Section 2.3, together with any related definitions and other provisions of this Agreement, constitutes an “agreement of merger” for purposes of the Certificate of Merger and applicable Law.

Section 2.4 Directors and Officers. From and after the Blocker Merger Effective Time, the directors of PubCo immediately prior to the Blocker Merger Effective Time shall be removed as directors of PubCo and the individuals set forth on Schedule 2 hereto shall be appointed as directors and shall continue to be the directors of the Blocker Merger Surviving Company. From and after the applicable Blocker Merger Effective Time, the officers of PubCo immediately prior to the Blocker Merger Effective Time shall be removed as officers of PubCo and the individuals set forth on Schedule 3 hereto shall be appointed as officers and shall continue to be the officers of the Blocker Merger Surviving Company.

Section 2.5 XERC Member Contributions and Subscriptions.

(a) Former Equity Owner Contributions.

(i) Contemporaneously with the Blocker Merger, each Former Equity Owner shall contribute, convey, transfer and deliver to PubCo all right, title and interest in and to all of the Common Units held by such Former Equity Owner as set forth opposite such Former Equity Owner’s name under the heading “Contributed Common Units” on Schedule 1, PubCo shall accept such contribution and in consideration therefor PubCo shall issue to each Former Equity Owner the number of newly issued shares of Class A Common Stock of PubCo set forth next to such Former Equity Owner’s name under the heading “Class A Common Stock of PubCo” on Schedule 1 (the “Former Equity Owner Contributions”). As a result of the Former Equity Owner Contributions, PubCo shall be admitted as a substitute member of XERC with respect to the contributed Common Units described in the preceding sentence, and immediately upon the admission of PubCo as a substitute member of XERC, each of the Former Equity Owners shall cease to be a member of XERC, and XERC shall continue without dissolution.

(b) Management Holdings Contribution.

(i) Contemporaneously with the Blocker Merger and the Former Equity Owner Contributions, Management Holdings shall contribute, convey, transfer and deliver to PubCo all right, title and interest in and to all of the Common Units held by Management Holdings as set forth opposite Management Holding’s name under the heading “Contributed Common Units” on Schedule 1, PubCo shall accept such contribution and in consideration therefor PubCo shall issue to Management Holdings the number of newly issued shares of Class A Common Stock of PubCo set forth next to Management Holding’s name under the heading “Class A Common Stock of PubCo” on Schedule 1 (the “Management Holdings Contribution”). As a result of the Management Holdings Contribution, PubCo shall be admitted as a substitute member of XERC with respect to the contributed Common Units described in the preceding sentence, and immediately upon the admission of PubCo as a substitute member of XERC, Management Holdings shall cease to be a member of XERC and XERC shall continue without dissolution. Each share of Class A Common Stock of PubCo held by Management Holdings will have the same provisions with respect to vesting, forfeiture and/or transfer restrictions that applied to the corresponding Common Unit contributed by Management Holdings.

(c) Continuing Equity Owner Contributions.

(i) Contemporaneously with the Blocker Merger, the Former Equity Owner Contributions and the Management Holdings Contribution, each Continuing Equity Owner shall contribute, convey, transfer and deliver to PubCo all right, title and interest in and to all of the Common Units set forth opposite such Continuing Equity Owner’s name under the heading “Contributed Common Units” on Schedule 1, PubCo shall accept such contribution and in consideration therefor PubCo shall issue to each Continuing Equity Owner the number of newly issued shares of Class A Common Stock of PubCo equal to the number of Common Units set forth next to such Continuing Equity Owner’s name under the heading “Class A Common Stock of PubCo” on Schedule 1 (the “Continuing Equity Owner Contributions”), as set forth opposite such Continuing Equity Owner’s name on Schedule 1. As a result of the Continuing Equity Owner Contributions, PubCo shall be admitted as a substitute member of XERC with respect to the contributed Common Units described in the preceding sentence, and each of the Continuing Equity Owners shall continue as a member of XERC with respect to the Common Units that were not contributed by such Continuing Equity Owner pursuant to this Section 2.5(c)(i).

(ii) Immediately following the transactions contemplated in Section 2.3, Section 2.5(a)(i) and Section 2.5(c)(i), PubCo shall issue and sell to each of the Continuing Equity Owners a number of shares of newly issued, non-economic Class B Common Stock of PubCo equal to the number of Common Units held by each such Continuing Equity Owner after giving effect to the Continuing Equity Owner Contribution and, for the avoidance of doubt, set forth opposite such Continuing Equity Owner’s name on Schedule 1, in consideration for such issuance, the Continuing Equity Owners shall each contribute to PubCo an amount equal to (i) $0.0001 per share of Class B Common Stock of PubCo multiplied by (ii) the number of shares of Class B Common Stock of PubCo issued to such Continuing Equity Owner as set forth on Schedule 1 (such contribution and issuance, the “Class B Common Stock Subscription”), which Class B Common Stock Subscription amount and the number of Class B Common Stock issued is set forth opposite such Continuing Equity Owner’s name under the headings “Class B Common Stock of PubCo Subscription Price” and “Class B Common Stock of PubCo”, respectively on Schedule 1.

Section 2.6 Amendment and Restatement of Limited Liability Company Agreements. Following the Continuing Equity Owner Contributions and prior to the date of the initial closing of the Initial Public Offering (the “IPO Closing”), each of the Continuing Equity Owners and PubCo hereby agree that the Seventh A&R LLC Agreement of XERC shall be amended and restated in the form of Eighth A&R LLCA of XERC attached hereto as Exhibit D, pursuant to which PubCo shall be named the “managing member” of XERC. Each Party that is listed as a signatory on the signature pages to the Eighth A&R LLCA of XERC shall adopt and join in such agreement and authorize any authorized officer of XERC to execute such agreement on its behalf.

Section 2.7 PubCo Contributions.

(a) Immediately following the IPO Closing, PubCo shall use the net proceeds received by it in the Initial Public Offering (the “IPO Proceeds”) and the Class B Common Stock Subscription in accordance with the “Use of Proceeds” section of the Registration Statement (other than changes to amounts or that are incidental to the inclusion of a price range or the public offering price and size of the Initial Public Offering as set forth in the Final Prospectus), including to, among other things: (i) pay expenses associated with the Initial Public Offering; and (ii) contribute all of the remaining IPO Proceeds to XERC in exchange for the issuance by XERC to PubCo of a number of Common Units equal to the number of shares of Class A Common Stock issued and sold by PubCo to the Underwriters in connection with the IPO Closing.

(b) If the Underwriters exercise the Underwriters’ Option, in whole or in part (whether at the IPO Closing or thereafter) to purchase additional shares of Class A Common Stock of PubCo for sale to the public in exchange for cash, following such exercise, PubCo shall contribute to XERC the net proceeds received by it pursuant to the exercise of the Underwriters’ Option in exchange for the issuance of a number of Common Units to PubCo equal to the number of shares of Class A Common Stock of PubCo issued and sold by the Underwriters in connection with the closing of such underwriters’ option. Immediately following such contribution, XERC shall retain all or a portion of such additional net proceeds for general company purposes, in each case in accordance with the “Use of Proceeds” section of the Registration Statement (and as may be updated in the Final Prospectus as a result of the final public offering price and size of the Initial Public Offering).

Section 2.8 Management Holdings Liquidation. Following the expiration of the Lock-Up Period, Management Holdings shall hereby, and without any further action required by Management Holdings or any other party, distribute (i) all of the shares of Class A Common Stock issued to Management Holdings in the Management Holdings Contribution and (ii) any other assets held by Management Holdings (if any), in each case, to the Profits Interests Holders in complete liquidation of Management Holdings (the “Management Holdings Liquidation”). The shares of Class A Common Stock distributed to each Profits Interests Holder pursuant to the Management Holdings Liquidation will have the same provisions with respect to vesting, forfeiture and/or transfer restrictions that applied to the Management Holdings Common Units held by such particular Profits Interests Holder. Following the Management Holdings Liquidation, Management Holdings and XERC shall take all actions necessary to effect the dissolution and winding up of Management Holdings in accordance with the Management Holdings LLCA and applicable law.

ARTICLE III

INITIAL PUBLIC OFFERING AND RELATED MATTERS

Section 3.1 Underwriting Agreement. It is anticipated that prior to the transactions set forth in Article II of this Agreement, PubCo will enter into the Underwriting Agreement with the Underwriters; subject to the right of each party to elect to not enter into an Underwriting Agreement at its sole discretion.

Section 3.2 Tax Receivable Agreement. Effective immediately following the transactions described in Section 2.6, PubCo and each TRA Party shall enter into a Tax Receivable Agreement in the form attached to this Agreement as Exhibit E, pursuant to which the TRA Parties will receive certain rights pursuant thereto, as provided in Exhibit E.

Section 3.3 Registration Rights Agreement. Effective immediately following the transactions described in Article II, PubCo and certain Investors shall enter into a Registration Rights Agreement in the form attached to this Agreement as Exhibit F, pursuant to which the parties thereto will receive certain rights pursuant thereto, as provided in Exhibit F.

ARTICLE IV REPRESENTATIONS AND WARRANTIES

Each Party hereby represents and warrants, solely with respect to itself, to the other Parties as follows:

Section 4.1 Organization. Such Party, other than individuals, is a corporation, limited partnership or limited liability company, as applicable, duly organized, validly existing and in good standing (where such concept exists) under the Laws of the jurisdiction of its organization, and has all requisite corporate, partnership or limited liability company, as applicable, power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as now being conducted, except where the failure to have such power, authority and governmental approvals would not have, individually or in the aggregate, a material adverse effect on such Party or on the consummation of the transactions contemplated hereby.

Section 4.2 Authority; Enforceability. Such Party has the requisite corporate, limited partnership, limited liability company or other power and authority, as applicable, to execute and deliver this Agreement and to perform its obligations under this Agreement. The execution, delivery and performance by such Party of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by its board of directors or other governing body, as applicable, and no other action is necessary to authorize the execution and delivery by it of this Agreement or the performance of its obligations under this Agreement. This Agreement has been duly executed and delivered by such Party, and, assuming due and valid authorization, execution and delivery under this Agreement by the other Parties hereto, this Agreement is a valid and binding obligation, enforceable against it in accordance with its terms.

Section 4.3 Consents and Approvals; No Violations. Subject to the receipt of any approvals required by the DGCL or the DLLCA, as applicable, none of the execution, delivery or performance of this Agreement by such Party, or compliance by it with any of the provisions of this Agreement, will (a) conflict with or result in any breach of any provision of the certificate of incorporation and by-laws, partnership agreement, limited liability company agreement, or similar organizational documents of such Party, as applicable, (b) require any filing with, or permit, authorization, consent or approval of, any Governmental Authority, or (c) violate any Law applicable to such Party or any of its properties or assets, excluding from the foregoing clauses (b) and (c) such filings, permits, authorizations, consents, violations, breaches, defaults, rights, obligations or encumbrances which would not, individually or in the aggregate, have a material adverse effect on such Party or on the consummation of the transactions contemplated hereby.

Section 4.4 Ownership of Interests. Each Party contributing, issuing, delivering, or exchanging interests hereby, owns all such interests free and clear of all liens, encumbrances, security interest, equities, charges or claims. There are no preferential rights to purchase, rights of first refusal or similar rights that are applicable to the contribution, issuance, delivery or exchange of such interests in connection with the transactions contemplated hereby which have not been waived by the Person holding such rights.

Section 4.5 Bankruptcy. There are no bankruptcy, reorganization, receivership or other insolvency type proceedings pending, being contemplated by or, to such Party’s knowledge, threatened against such Party.

Section 4.6 Litigation. No suit, action or litigation by any Person by or before any tribunal or Governmental Authority is pending or, to such Party’s knowledge, threatened against such Party or its Affiliates that would, individually or in the aggregate, reasonably be expected to have a material adverse effect upon the ability of such Party to perform its obligations hereunder or consummate the transactions contemplated hereby.

Section 4.7 Independent Investigation. Each Party has reviewed with, or has had opportunity to consult with, their own independent legal and tax advisors regarding the transactions contemplated hereby, including the U.S. federal, state, local, foreign and other tax consequences of the transactions contemplated hereby and hereby acknowledges and agrees that none of PubCo, XERC or their advisors (including Latham & Watkins LLP) has provided to such Party any such legal or tax advice regarding the transactions contemplated hereby, none of PubCo or XERC are making any representation or warranty as to the U.S. federal, state, local, foreign and other tax consequences of the transactions contemplated hereby and each such Party will be responsible for such Person’s own tax liability that may arise as a result of the transactions contemplated hereby.

Section 4.8 Blocker Taxes.

Each Blocker hereby represents and warrants, solely with respect to itself, to PubCo as follows:

(a) Such Blocker has filed, taking into account any applicable extensions, all income and other material Tax Returns required to be filed by applicable Law, all such Tax Returns were prepared in compliance with applicable Law and are true, complete and accurate in all material respects, and such Blocker has paid all Taxes due and owing by the Blocker, other than errors, inaccuracies, omissions or instances of noncompliance arising from information provided or failed to be provided on a Schedule K-1 provided by XERC to such Blocker.

(b) Such Blocker has not received a written claim that has not been resolved by a Governmental Authority in a jurisdiction where such Blocker does not file Tax Returns that it is or may be subject to Tax by that jurisdiction.

(c) There are no claims, assessments, demands, actions, suits, proceedings, or audits with respect to Taxes asserted or now in progress, or, threatened in writing, against such Blocker.

(d) Such Blocker has not waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax claim or assessment (other than automatically granted extensions to file Tax Returns).

(e) Such Blocker has timely and properly withheld all Tax required to be withheld on payments by such Blocker to any other Person and has complied with all requirements under Law with respect to such withholding.

(f) There are no currently existing or pending Tax liens with respect to such Blocker (other than liens for Taxes which are not yet delinquent).

(g) Such Blocker is not a party to or bound by any Tax allocation or sharing agreement (other than commercial agreements entered into in the ordinary course of business the primary purpose of which does not relate to Taxes).

(h) Such Blocker (i) has not been a member of an affiliated group filing a consolidated federal income Tax Return or any similar group for state, local or foreign income Tax purposes (other than a group the common parent of which was such Blocker), or (ii) has no liability for the Taxes of any Person (other than such Blocker) under Treasury Regulations Section 1.1502- 6 (or any similar state, local or foreign Law), as a transferee or successor, or by contract.

(i) Such Blocker has not constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock intended to qualify for tax-free treatment under Section 355 of the Code in the two years prior to the date of this Agreement or in a distribution which could otherwise constitute part of a “plan” or a “series of related transactions” (within the meaning of Section 355(e) of the Code).

(j) Such Blocker is, and has been since formation, properly classified as a corporation for U.S. federal income tax purposes.

(k) Since its respective formation date, such Blocker has not: (a) conducted or engaged in any business, operations, or activities other than directly or indirectly holding equity interests in XERC; (b) had, or engaged any, employees, consultants, or independent contractors;

(c) owned, leased, or otherwise held any assets other than its direct or indirect ownership of equity interests in XERC, as applicable, and cash or cash equivalents held in accounts maintained solely for the purpose of paying de minimis administrative expenses incurred in the ordinary course of maintaining its existence; or (d) incurred, created, assumed, or guaranteed any indebtedness or other liabilities or obligations (whether accrued, absolute, contingent or otherwise), other than (i) liabilities for Taxes incurred with respect to its existence and its ownership of the XERC interests, or (ii) de minimis administrative expenses incurred in the ordinary course of maintaining its existence.

ARTICLE V MISCELLANEOUS

Section 5.1 Intended Tax Treatment; Tax Elections.

(a) The Parties acknowledge and agree that for U.S. federal (and applicable state and local) income tax purposes, the Parties intend that: (i) each Blocker Merger will be treated as a “reorganization” within the meaning of Section 368(a) of the Code and (ii) the Former Equity Owner Contributions, Management Holdings Contribution, the Continuing Equity Owner Contributions, the contribution of cash to PubCo in the Initial Public Offering and, if applicable, the exercise of the Underwriters’ Option, together with the Blocker Merger, will be treated as contributions to PubCo that qualify under Section 351(a) of the Code (clauses (i) and (ii), collectively, the “Intended Tax Treatment”). The Parties will, and will cause each of their respective Affiliates to, prepare and file all tax returns in a manner consistent with the Intended Tax Treatment, and none of the Parties or their respective Affiliates will take any position with any Governmental Authority or otherwise that is inconsistent with the Intended Tax Treatment, except as required by applicable Law.

(b) An election under Section 6226 of the Code (and any similar elections under state or local Law) shall be made for XERC with respect to any “imputed underpayment” or similar adjustment that relates to any taxable period (or portion thereof) ending on or prior to the date of the Restructuring or the IPO Closing, as applicable, and XERC (and its members) shall take such actions as are needed to effect the foregoing. In addition, any available election under Section 6226 of the Code (and any similar elections under state or local Law) shall be made for any subsidiaries of XERC with respect to any “imputed underpayment” or similar adjustment that relates to any taxable period (or portion thereof) ending on or prior to the date of the Restructuring or the IPO Closing, as applicable, and XERC (and its members) and any subsidiaries of XERC shall take such actions as are needed to effect the foregoing.

(c) The Certificate of Merger and this Agreement, taken together, are intended to constitute, and the Parties hereby adopt the foregoing as, a “plan of reorganization” for purposes of Sections 354 and 361 of the Code and within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a).

Section 5.2 Transfer Taxes. All transfer, documentary, sales, use, stamp, registration, valued added and similar taxes and fees incurred in connection with this Agreement and the documents to be delivered hereunder (“Transfer Taxes”) shall be borne and paid by XERC. XERC shall timely file any tax return with respect to Transfer Taxes (and the Parties shall cooperate with respect thereto as necessary).

Section 5.3 Withholding.

(a) Each Investor (other than the Blockers) and each Blocker Investor hereto shall deliver a duly executed Internal Revenue Service Form W-9 or applicable Internal Revenue Service Form W-8 of such Party to PubCo and XERC; provided, (i) an Investor (other than a Blocker Investor) is not eligible to deliver such Form W-9, the Investor shall deliver (A) in substantially the form attached hereto as Exhibit G, a duly executed certification satisfying the requirements of Treasury Regulations Sections 1.1446(f)-2(b)(6) certifying that the Investor is not required to recognize any gain or loss with respect to the Former Equity Owner Contributions and

(B) in substantially the form attached hereto as Exhibit H, (x) a duly executed certification satisfying the requirements of Treasury Regulations Section 1.1445-2(d)(2)(iii) certifying that the Investor is not required to recognize any gain or loss with respect to the Former Equity Owner Contributions and (y) an accompanying notice to the IRS satisfying the requirements of Treasury Regulations Sections 1.1445-2(d)(2)(i)(B) and (ii) , if a Blocker Investor is not eligible to deliver such a Form W-9, the Blocker in which such Blocker Investor holds Blocker Equity Interests shall deliver, in substantially the form attached hereto as Exhibit I (A) a duly executed certification satisfying the requirements of Treasury Regulations Sections 1.897-2(h) and 1.1445-2(c)(3), that such Blocker is not, nor has it been within the period described in Section 897(c)(1)(A)(ii) of the Code, a “United States real property holding corporation” as defined in Section 897(c)(2) of the Code and (B) an accompanying notice to the IRS satisfying the requirements of Treasury Regulations Section 1.897-2(h)(2)). XERC will provide a duly executed certification pursuant to Treasury Regulation Section 1.1445-11T(d)(2) in substantially the form attached hereto as Exhibit J, dated as of the date hereof.

(b) Each Party hereto, and their applicable Affiliates or agents, will be permitted to deduct and withhold from any amounts paid pursuant to this Agreement any taxes required to be deducted or withheld therefrom under applicable Law. If any Person intends to deduct or withhold under this Section 5.3 any amounts payable pursuant to this Agreement, such Person will use commercially reasonable efforts to give the Person in respect of whom such deduction or withholding will be made at least five (5) Business Days’ prior written notice of such intention and will reasonably cooperate with such Person to reduce, mitigate or eliminate the potential deduction or withholding to the extent permitted under applicable Law, including through accepting any relevant forms, certificates or other documents. Any taxes so deducted or withheld will be timely paid by such Person to the applicable Governmental Authority, and to the extent such taxes are paid to the applicable Governmental Authority, will be treated for purposes of this Agreement as paid to the Person in respect of whom such deduction or withholding was made.

Section 5.4 Further Assurances. Each party hereto agrees to execute and deliver such instruments and evidences of payment and give such further assurances and perform such further acts as the other may reasonably request and as may reasonably be necessary in connection with the transactions contemplated by this Agreement.

Section 5.5 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal Laws of the State of Delaware applicable to agreements made and to be performed entirely within such State, without reference to conflict of law rules of that or any other jurisdiction. All Legal Proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in the Delaware state courts or federal courts of the United States of America sitting in the State of Delaware and any appellate court from any such court (as applicable, the “Chosen Courts”). Consistent with the preceding sentence, the Parties hereby (i) submit to the exclusive jurisdiction of the Chosen Courts for the purpose of any Legal

Proceeding arising out of or relating to this Agreement brought by any Party and (ii) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such Legal Proceeding, any claim that it is not subject personally to the jurisdiction of the Chosen Courts, that its property is exempt or immune from attachment or execution, that such Legal Proceeding is brought in an inconvenient forum, that the venue of such Legal Proceeding is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any of the Chosen Courts. Notwithstanding the foregoing, the judgment against a Party in any Legal Proceeding contemplated above may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and amount of such judgment. EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTION CONTEMPLATED HEREBY. EACH OF THE PARTIES HEREBY (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY LEGAL PROCEEDING IN CONNECTION WITH THIS AGREEMENT, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.5.

Section 5.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by electronic mail or other electronic delivery (including, for the avoidance of doubt, by.PDF, DocuSign, email or other electronic transmission) will be treated in all manner and respects as an original agreement or instrument and will be considered to have the same binding legal effect as if it were the original signed version of such agreement delivered in person.

Section 5.7 Successors and Assigns; No Third Party Rights. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. This Agreement is not intended to, and does not, create rights in any other Person, and no Person is or is intended to be a third-party beneficiary of any of the provisions of this Agreement.

Section 5.8 Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the Laws of any political body having jurisdiction over the subject matter of this Agreement, such contravention or invalidity will not invalidate the entire Agreement. Instead, this Agreement will be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment will be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

Section 5.9 Waivers and Amendments. Any waiver of any term or condition of this Agreement, or any amendment or supplement to this Agreement, will be effective only if in writing and signed by the Parties. A waiver of any breach or failure to enforce any of the terms or conditions of this Agreement will not in any way affect, limit or waive a Party’s rights under this Agreement at any time to enforce strict compliance thereafter with every term or condition of this Agreement.

Section 5.10 Entire Agreement; Survival. This Agreement, together with the agreements and other documents referenced in this Agreement, constitutes the entire agreement among the Parties pertaining to the transactions contemplated hereby and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties pertaining thereto. The provisions of this Agreement (including the representations and warranties under this Agreement) shall survive the IPO Closing, and shall continue for a period of twenty- four (24) months following the IPO Closing.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

PUBCO

X-ENERGY, INC.

By: /s/ Steven Miller
Name: Steven Miller
Title: Executive Vice President, Chief Legal and Administration Officer

XERC

X-ENERGY REACTOR COMPANY, LLC

By: /s/ Steven Miller

Name: Steven Miller
Title: Executive Vice President, Chief Legal and Administration Officer

BLOCKERS

XENON REACTOR COMPANY HOLDCO LLC

By: /s/ Rick Prostko
Name: Rick Prostko
Title: Authorized Signatory

SAO BLOCKER, INC.

By: /s/ Ali Shekofti
Name: Ali Shekofti
Title: Chief Executive Officer

BE TECH VENTURES, INC.

By: /s/ Areije Alshakar
Name: Areije Alshakar
Title: Chief Executive Officer

BARRA HOLDINGS, L.L.C.

By: /s/ Seth Charnow
Name: Seth Charnow
Title: Authorized Signatory

MULL HOLDINGS, L.L.C.

By: /s/ Edwin Jager
Name: Edwin Jager
Title: Authorized Signatory

GIE FUND I X-ENERGY HOLDCO, LLC

By its managing member, Galvanize Innovation & Expansion Fund I, LP
By: Galvanize I&E Fund GP, LP, its general partner
By: Galvanize I&E Fund GP, LLC its general partner

By: /s/ Cliff Ryan
Name: Cliff Ryan
Title: Founding Partner

72 X-ENERGY BLOCKER, LLC

By: Point72 Associates, LLC, its managing member

By: /s/ Vincent Tortorella
Name: Vincent Tortorella
Title: Authorized Signatory

VALORINA LLC

By: /s/ Joseph Workman
Name: Joseph Workman
Title: Attorney-in-Fact

MANAGEMENT HOLDINGS

X-ENERGY MANAGEMENT, LLC

By: /s/ Steven Miller
Name: Steven Miller
Title: Executive Vice President

OTHER INVESTORS

ACCRETE GORPC NEWTECH FUND

By: /s/ Eung Jo Park
Name: Eung Jo Park
Title: Co-Managing Partner

By: /s/ Chang Yel Park
Name: Chang Yel Park
Title: Co-Managing Partner

ACIP INVESTMENTS POOLING LLC –SERIES 31

By: /s/ Noah Ehrenpreis
Name: Noah Ehrenpreis
Title: Authorized Signatory

ARES X-ENERGY CO-INVEST LP

By: ARES X-ENERGY CO-INVEST GP LLC, its general partner

By: /s/ Matthew Jill
Name: Matthew Jill
Title: Vice President and Assistant Secretary

ARES X-ENERGY HOLDINGS LP

By: /s/ Anton Feingold
Name: Anton Feingold
Title: Assistant Secretary

ARK VENTURE PRIVATE HOLDINGS LLC

By: ARK Venture Fund, Its Sole Member

By: /s/ Kellen Carter
Name: Kellen Carter
Title: Chief Compliance Officer

C5 ENERGY INVESTORS LLC

By: C5 Capital USA LLC, its Manager

By: /s/ Kurt Scherer
Name: Kurt Scherer
Title: Manager

C5 IMPACT HPW LLC

By: C5 Capital USA LLC, its Manager

By: /s/ Kurt Scherer
Name: Kurt Scherer
Title: Manager

CAZ Energy Evolution Master Fund, L.P.

By: /s/ Isaiah L. Massey
Name: Isaiah L. Massey
Title: Authorized Signatory

CAZ Strategic Opportunities Fund

By: /s/ Isaiah L. Massey
Name: Isaiah L. Massey
Title: Authorized Signatory

Corner XE, LLC

By: Corner Capital Management, LLC, Its Manager

By: /s/ Jane Mathieu
Name: Jane Mathieu
Title: Chief Executive Officer

Corner XE II, LLC

By: Corner Capital Management, LLC, Its Manager

By: /s/ Jane Mathieu
Name: Jane Mathieu
Title: Chief Executive Officer

Corner XE III, LLC

By: Corner Capital Management, LLC, Its Manager

By: /s/ Jane Mathieu
Name: Jane Mathieu
Title: Chief Executive Officer

Corner TD, LLC

By: Corner Capital Management, LLC, Its Manager

By: /s/ Jane Mathieu
Name: Jane Mathieu
Title: Chief Executive Officer

Corner Holdings Group, LLC

By: Corner Capital Management, LLC, Its Manager

By: /s/ Jane Mathieu
Name: Jane Mathieu
Title: Chief Executive Officer

DG VALUE PARTNERS II MASTER FUND, LP -CLASS C

By: DG Capital Management, LLC, its investment manager

By: /s/ Dov Gertzulin
Name: Dov Gertzulin
Title: Managing Member

DG VALUE PARTNERS II MASTER FUND, LP

By: DG Capital Management, LLC, its investment manager

By: /s/ Dov Gertzulin
Name: Dov Gertzulin
Title: Managing Member

DG VALUE PARTNERS, LP

By: DG Capital Management, LLC, its investment manager

By: /s/ Dov Gertzulin
Name: Dov Gertzulin
Title: Managing Member

DG CAPITAL NEXT-GEN ENERGY SPV, LP

By: DG Capital Management, LLC, its investment manager

By: /s/ Dov Gertzulin
Name: Dov Gertzulin
Title: Managing Member

Doosan Enerbility Co., Ltd.

By: /s/ Park. S. H.
Name: Park. S. H.
Title: President & CFO

GWN Holding, LLC

By: /s/ Shandell S. Massey
Name: Shandell S. Massey
Title: Vice President

ECI 2024-2025 LLC

By: /s/ Steve McDermid
Name: Steve McDermid
Title: Authorized Signatory

FIG Nuclear SPV LP

By: FIG Nuclear SPV GP LLC, its general partner

By: /s/ Mark Melchiorre
Name: Mark Melchiorre
Title: Managing Member

TQ Master Fund LP

By: /s/ Tanvir Kirpalani
Name: Tanvir Kirpalani
Title: Authorized Signatory

HOOD RIVER SMALL-CAP GROWTH FUND

By: /s/ Brian Smoluch
Name: Brian Smoluch
Title: Principal

HOOD RIVER NEW OPPORTUNITIES FUND

By: /s/ Brian Smoluch
Name: Brian Smoluch
Title: Principal

AUGMENT COLLECTIVE LLC, SERIES 39

By: /s/ Adam Crawley
Name: Adam Crawley
Title: Series Manager

GM ENTERPRISES, LLC

By: /s/ Dr. Kamal S. Ghaffarian
Name: Dr. Kamal S. Ghaffarian
Title: Chairman

IBX OPPORTUNITY GP, INC.

By: /s/ Dr. Kamal S. Ghaffarian
Name: Dr. Kamal S. Ghaffarian
Title: Chairman

X-ENERGY HOLDINGS, LLC

By: /s/ Matthew Yetman
Name: Matthew Yetman
Title: Authorized Signatory

X-ENERGY KG PARENT, LLC

By: /s/ Dr. Kamal S. Ghaffarian
Name: Dr. Kamal S. Ghaffarian
Title: Chairman

MAVRIK CANADA LLC

By: /s/ Bradley White
Name: Bradley White
Title: VP

MIRAE ASSET GLOBAL DEEP TECH FUND I

By: /s/ Ji Kwang Chung
Name: Ji Kwang Chung
Title: Chief Executive Officer

MIRAE ASSET–EMART INVESTMENT FUND I

By: /s/ Ji Kwang Chung
Name: Ji Kwang Chung
Title: Chief Executive Officer

By: /s/ Eung Suk Kim
Name: Eung Suk Kim
Title: Chief Executive Officer

MIRAE ASSET GLOBAL SECTOR LEADER INVESTMENT FUND V

By: /s/ Ji Kwang Chung
Name: Ji Kwang Chung
Title: Chief Executive Officer

MIRAE ASSET AI FRONTIER FUND

By: /s/ Eung Suk Kim
Name: Eung Suk Kim
Title: Chief Executive Officer

MIRAE ASSET VENTURE INVESTMENT CO., LTD.

By: /s/ Eung Suk Kim
Name: Eung Suk Kim
Title: Chief Executive Officer

MOUNTAIN LAKE PARTNERS LP

By: /s/ Patricia Coronado
Name: Patricia Coronado
Title: General Partner

PATRICIA CORONADO REVOCABLE TRUST

By: /s/ Patricia Coronado
Name: Patricia Coronado
Title: Trustee

WODA HOLDINGS LLC

By: /s/ Patricia Coronado
Name: Patricia Coronado
Title: Member

MITCHELL E. CANTOR REVOCABLE TRUST

By: /s/ Mitch Cantor
Name: Mitch Cantor
Title: Trustee

MITCH CANTOR FAMILY 2012 TRUST

By: /s/ Mitch Cantor
Name: Mitch Cantor
Title: Trustee

OPG INVESTMENTS INC.

By: /s/ Scott Nelms
Name: Scott Nelms
Title: Executive Director

SEGRA RESOURCE PARTNERS, LP

By: /s/ Mike Fabiano
Name: Mike Fabiano
Title: Authorized Signatory

SEGRA XE 1, LP

By: /s/ Mike Fabiano
Name: Mike Fabiano
Title: Authorized Signatory

SEGRA XE 2, LP

By: /s/ Mike Fabiano
Name: Mike Fabiano
Title: Authorized Signatory

PALINDROME MASTER FUND LP

By: Palindrome Master Fund GP LLC, its general partner

By: /s/ Joseph Workman
Name: Joseph Workman
Title: Attorney-in-Fact

SCP X-ENERGY HOLDCO LLC

By: /s/ Nishant Machado
Name: Nishant Machado
Title: Managing Partner

TVC XLIV – VENTURE COLLECTIVE HOLDINGS LLC

By: /s/ Nicholas Shekerdemian
Name: Nicholas Shekerdemian
Title: Managing Member

TVC XLVII – TVC OPPORTUNITIES LLC

By: /s/ Nicholas Shekerdemian
Name: Nicholas Shekerdemian
Title: Managing Member

ALUMNI VENTURES – X-ENERGY TRUST

By: /s/ Mark Edwards
Name: Mark Edwards
Title: Trustee

AMAZON.COM NV INVESTMENT HOLDINGS LLC

By: /s/ Nick Komorous
Name: Nick Komorous
Title: Authorized Signatory

BURNS & MCDONNELL PROJECT INVESTMENTS, INC.

By: /s/ Alissa Schuessler
Name: Alissa Schuessler
Title: Chief Financial Officer

CIRCLE DIAMOND II LLC

By: /s/ J. C. Kryder MD
Name: J. C. Kryder MD
Title: Manager

CURTISS-WRIGHT CORPORATION

By: /s/ K. Christopher Farkas
Name: K. Christopher Farkas
Title: EVP, Chief Financial Officer

DEEP FIELD FERMI FUND, LLC

By: Deep Field Asset Management, LLC its Manager

By: /s/ Jordan Moelis
Name: Jordan Moelis
Title: Managing Member

DL E&C Co., Ltd.

By: /s/ Alex Manyoo Han
Name: Alex Manyoo Han
Title: Vice President

EBEN MULDER

By: /s/ Eben Mulder
Name: Eben Mulder
Title:

FIFTYSIX INVESTMENTS LLC

By: /s/ Ray A. Rothrock
Name: Ray A. Rothrock
Title: Manager

FISSION HOLDINGS, LLC

By: /s/ Alex Demetriou
Name: Alex Demetriou
Title: Managing Member

GRANITE RIDGE CAPITAL LLC

By: /s/ Kevin M. Park
Name: Kevin M. Park
Title: President

HATCH LTD.

By: /s/ Andrew Strain
Name: Andrew Strain
Title: Global Managing Director, Corporate Development and Investments

IBX X-ENERGY SPV I, LLC

By: IBX SPV GP I, LLC, Its Managing Member

By: /s/ Anton Brevde
Name: Anton Brevde
Title: Chief Investment Officer

JANE STREET GLOBAL TRADING, LLC

By: /s/ Kyle McDonnell
Name: Kyle McDonnell
Title: Authorized Signatory

KERRY WISNOSKY

By: /s/ Kerry Wisnosky
Name: Kerry Wisnosky
Title:

LIGHTCONE X-ENERGY SERIES D SPV LLC

By: /s/ Anton Brevde
Name: Anton Brevde
Title: Chief Investment Officer

Martin Van Staden

By: /s/ Martin Van Staden
Name: Martin Van Staden
Title:

MICHAEL BLITZER 2012 REVOCABLE LIVING TRUST

By: /s/ Michael Blitzer
Name: Michael Blitzer
Title: Trustee

NGP Energy Transition IV, L.P.

By: NGP ETP IV GP, L.P., general partner

By: NGP ETP IV Ultimate GP, L.L.C., general partner

By: /s/ Chris Carter
Name: Chris Carter
Title: Authorized Person

NORTHSTAR VC SERIES 29, A SERIES OF NORTHSTAR VENTURE CAPITAL LLC

By: /s/ Amir Karimpour
Name: Amir Karimpour
Title: Managing Partner

QFO 1 LLC

By: /s/ Donald Quintin
Name: Donald Quintin
Title: Managing Member

By: /s/ Melinda Quintin
Name: Melinda Quintin
Title: Managing Member

REAVES UTILITY INCOME FUND

By: /s/ Joseph Rhame
Name: Joseph Rhame
Title: President, UTG

REGENTS OF THE UNIVERSITY OF MICHIGAN

By: /s/ Rafael Castilla
Name: Rafael Castilla
Title: Director of Investments and Structuring

RONALD TROWBRIDGE

By: /s/ Ronald Trowbridge
Name: Ronald Trowbridge
Title:

ROSS BRADLEY JONES

By: /s/ Ross Bradley Jones
Name: Ross Bradley Jones
Title:

SHARON JONES

By: /s/ Sharon Jones
Name: Sharon Jones
Title:

SABRA BRAVEHEART LLC

By: /s/ Vladimir Kitaygorodsky
Name: Vladimir Kitaygorodsky
Title: Managing Partner

SECOND AMENDED AND RESTATED REVOCABLE TRUST AGREEMENT OF KEVIN F. KELLY DATED MARCH 2, 2001

By: /s/ Kevin F. Kelly
Name: Kevin F. Kelly
Title: Trustee

SMM MINDFLOWER GIFT TRUST

By: /s/ Manoj Mathew
Name: Manoj Mathew
Title: Trustee

SPICA INVESTMENTS S.C.P.

By: /s/ Christian Olsthoorn
Name: Christian Olsthoorn
Title: Manager

SUSAN L HALL REVOCABLE TRUST

By: /s/ Susan Hall
Name: Susan Hall
Title: Trustee

THE GHAFFARIAN 2012 GIFT TRUST

By: /s/ Navin Ghaffarian
Name: Navin Ghaffarian
Title: Trustee

QUERCUS MAIESTAS TRUST

By: /s/ Robert Shotwell
Name: Robert Shotwell
Title: Trustee

VINCERE CAPITAL FUND VII

By: /s/ Pablo Prichard
Name: Pablo Prichard
Title: Authorized Signatory

VIVA VENTURES LLC

By: /s/ Anshuman “Andy” Dube
Name: Anshuman “Andy” Dube
Title: Manager

WESTWOOD INCOME OPPORTUNITY FUND

By: /s/ Adrian Helfert
Name: Adrian Helfert
Title: CIO Alternative and Multi-Asset Investments

XERC HOLDINGS LLC

By: /s/ Gerald Beeson
Name: Gerald Beeson
Title: Authorized Signatory

XTX Investments Limited

By: /s/ Sunil Samani
Name: Sunil Samani
Title: Director

ZACHRY INVESTMENTS, LLC

By: /s/ John B. Zachry
Name: John B. Zachry
Title: Chairman and President

EDWARD SONNENSCHEIN, JR. 2020 TRUST

By: /s/ Edward Sonnenschein
Name: Edward Sonnenschein
Title: Trustee

ANTON BORISOVICH BREVDE

By: /s/ Anton Borisovich Brevde
Name: Anton Borisovich Brevde
Title:

SHELLEY LYNN JOHNSON

By: /s/ Shelley Lynn Johnson
Name: Shelley Lynn Johnson
Title:

MATTHEW JAMES YETMAN

By: /s/ Matthew James Yetman
Name: Matthew James Yetman
Title:

DEANNE DICKSON YETMAN

By: /s/ Deanne Dickson Yetman
Name: Deanne Dickson Yetman
Title:

IBX EMPLOYEE MANAGEMENT COMPANY, LLC

By: /s/ Dr. Kamal S. Ghaffarian
Name: Dr. Kamal S. Ghaffarian
Title: Director